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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 19, 2003

                              AGP AND COMPANY, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                   New Jersey
                                   ----------
                 (State or other jurisdiction of incorporation)

         New Jersey                    0-18373                  22-2669811
         ----------                    -------                  ----------
(State or Other Jurisdiction     (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)

  c/o Joseph J. Lacosta, 830 Broad Street, Shrewsbury, New Jersey     07702
  ---------------------------------------------------------------     -----
        (Address of Principal Offices of Statutory Receiver)        (Zip Code)

Registrant's Telephone number, c/o Statutory Receiver, including area code:
                                (732) 224-9400
                                --------------

             551 Fifth Avenue, Suite 1501, New York, New York 10176
             ------------------------------------------------------
                                (Former Address)

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ITEM 5:  OTHER MATTERS

         AGP and Company, Inc. (the "Company"), through its Statutory Receiver, Joseph J. LaCosta, Esq., CPA, announced on March 19, 2003 that all shareholders of record as of the close of business on April 18, 2003 (the "Record Date") will receive a liquidating distribution estimated at $0.045 per share (the "Liquidating Distribution"). The Liquidating Distribution will be paid on May 9, 2003. Only those shareholders of record as of the Record Date will be entitled to receive the Liquidating Distribution.

         The Liquidating Distribution payable to any person who is unknown or cannot be found, or who is under a disability and for whom there is no legal representative, will be paid into the Superior Court of New Jersey, Chancery Division, Monmouth County, to be held for the benefit of the owners, subject to the order of the court.

         The Liquidating Distribution is being made pursuant to an Order Approving the Informal Accounting and Liquidation Plan for Receivership, dated October 15, 2002, of the Superior Court of New Jersey, Chancery Division, Monmouth County (the "Order"). A copy of the Order (including Exhibits) is incorporated herein by reference and is attached hereto as Exhibit 2.1. Any description herein of the Order is qualified in its entirety by reference to
Exhibit 2.1. The total amount of funds available for distribution is presently estimated at $585,000, which is approximately $45,000 less than estimated in the Order. The difference is attributable to certain state tax obligations and other previously unanticipated expenses.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         2.1 Court Order, dated October 15, 2002, Approving the Informal Accounting and Liquidation Plan for Receivership

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AGP AND COMPANY, INC. (Registrant)

                                    /S/ JOSEPH J. LACOSTA, ESQ., CPA
                                    --------------------------------
                                    Joseph J. LaCosta, Esq., CPA
                                    Statutory Receiver for AGP and Company, Inc.

Date:  March 19, 2003

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                                INDEX TO EXHIBITS

Exhibit No.       Document Description
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
2.1               Court Order, dated October 15, 2002, Approving the Informal
                  Accounting and Liquidation Plan for Receivership